UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2024

COMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	1-10706	38-1998421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Comerica Bank Tower

1717 Main Street, MC 6404

Dallas, Texas 75201

(Address of principal executive offices) (zip code)

(833) 571-0486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $5 par value	CMA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On January 30, 2024, Comerica Incorporated (the “Company”) completed the public offer and sale of $1,000,000,000 aggregate principal amount of its 5.982% Fixed-to-Floating Rate Senior Notes due 2030 (the “Notes”). The Notes were issued pursuant to an Indenture dated May 23, 2014, as supplemented by a first supplemental indenture, dated January 30, 2024, between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “First Supplemental Indenture”). The Notes were sold pursuant to an underwriting agreement, dated January 25, 2024, by and among the Company and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”).

The Underwriting Agreement, the First Supplemental Indenture and the Form of Global Note for the Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1 and 4.2, respectively, and are incorporated into this Item 8.01 by reference.

The Underwriting Agreement, the First Supplemental Indenture and the Notes are more fully described in the prospectus supplement dated January 25, 2024 and filed with the Securities and Exchange Commission (the “Commission”) on January 29, 2024, to the accompanying prospectus filed with the Commission on February 12, 2021, as part of the Company’s Registration Statement on Form S-3ASR (File No. 333-253078) (the “Registration Statement”).

The foregoing descriptions of the Underwriting Agreement, the First Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1 and 4.2, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the documents attached as Exhibits hereto as exhibits to the Registration Statement in connection with the issuance of the Notes and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated January 25, 2024, by and among the Company and J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein.*

4.1	First Supplemental Indenture, dated as of January 30, 2024, by and between the Company and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.2	Form of Global Note for the Registrant’s 5.982% Fixed-to-Floating Rate Senior Notes due 2030.

5.1	Opinion of Wachtell, Lipton, Rosen & Katz.

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Certain exhibits omitted pursuant to Item 601(a)(5) of Regulation S-K. Comerica Incorporated agrees to furnish supplementally a copy of any omitted exhibit to the SEC upon request; provided, however, that Comerica Incorporated may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMERICA INCORPORATED

By:	/s/ Nicole V. Gersch
Name:	Nicole V. Gersch
Title:	Executive Vice President and Corporate Secretary

Dated: January 30, 2024